Exhibit 99.2

Earnings Conference Call 7/28/11

Introduction Debra A. Wasser, SVP, Investor Relations

Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made.  These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K.  Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures.  For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com.  Note: All results presented herein are for Veeco’s “Continuing Operations” which excludes the Metrology business sold to Bruker Corporation on October 7, 2010.

Q2 2011 Results David D. Glass, CFO

Q2 2011 Revenue and Profit In-Line with Guidance *GAAP EPS below guidance due to asset impairment in Solar Business; see reconciliation to GAAP at end of presentation $ Millions Revenue increased 4% from Q1 ‘11 and 20% from Q2 ’10 GAAP results impacted by asset impairment in Solar business GAAP EPS was $0.45* and non-GAAP EPS was $1.34 Gross margin was 50% (ex. impact of solar asset impairment)

Q2 2011 Revenue & EBITA Performance by Segment Data Storage $46M Up 14% sequentially and 28% from Q2’10 Highest revenue level in 5 years  Total Revenue: $265M LED & Solar  $219M Up 2% sequentially and 18% from Q2‘10 MOCVD at $206M  ($M) Q2 ‘11 Q2 ‘10 Adj EBITA $71.0 $57.4 ($M) Q2 ‘11 Q2 ‘10 Adj EBITA $13.1 $9.6 See reconciliation to GAAP at end of presentation

Q2 2011 Bookings Performance by Segment Data Storage $38M Up 15% sequentially but down 25% year-over-year  Total Bookings:  New Record: $311M LED & Solar  Record $273M Up 38% sequentially and 5% year-over-year  MOCVD ~$250M, up 34% sequentially MBE ~$24M, up 92% sequentially Book to Bill = 1.17 to 1; Backlog $558M

Record Q2 Bookings Driven by MOCVD & MBE Strength LED & Solar: MOCVD: China remains strong - 12 of 16 customers Korea signs of improvement, including a multi-system MaxBright™ MOCVD order  GPI of Taiwan purchases multiple MaxBright systems MBE: wireless and photonics industry expansion helps us build backlog  Data Storage: technology buys continue in an industry focused on completing two key consolidations

Veeco Eliminates Debt, Buys-Back Stock and Invests in Technology 06/30/2011 03/31/2011 Cash & Short-term Investments* $632.7 $779.0 Accounts Receivable 128.0 94.0 Inventory 113.3 121.3 Fixed Assets, Net 62.4 49.0 Total Assets 1,120.4 1,163.0 Long-term Debt (including current portion) 2.8 97.6 Equity 848.8 823.9 * Includes restricted cash of $54.5M at 6/30/11 and $76.1M  at 3/31/11 ($ millions) Major uses of cash included: Debt payoff ($98M) MOCVD acquisition ($28M) Tax payments ($31M) CAPEX $22M ($8M for  land & buildings) Stock buyback ($8M) Accounts receivable increased to $128M (44 DSOs)  Inventory decreased by $8M - 4.6 turns  Balance Sheet So far in July Veeco has repurchased $71.9M in stock at an average price of $42.21

Business Update and Outlook John R. Peeler, CEO

CIGS Solar System Business Update Have decided to exit the CIGS solar systems business Cost of mainstream solar technologies has fallen rapidly  Lower than anticipated end-market acceptance for CIGS technology The timeline and cost for commercialization are too long Winding down the systems business this quarter: “Discontinued operation” in our financials as of Q3 2011 Positive immediate impact to Veeco’s profitability Veeco to Continue To Supply CIGS Components and  Remains the Top Supplier of MOCVD & MBE Tools for Concentrator Photovoltaic

Q3 2011 Order Outlook LED:  Quoting activity in MOCVD remains robust... experiencing extremely positive customer reaction to MaxBright MOCVD order patterns will continue to fluctuate from quarter-to-quarter Short-term orders likely to be impacted by weak LED backlighting market demand and global macroeconomic concerns Data Storage:  Customer consolidations delaying capex Tight HDD supply could lead to pent-up demand and accelerated equipment purchases later this year We currently forecast that Veeco’s third quarter bookings will be lower than our record second quarter

Q3 2011 Revenue and Earnings Guidance Revenue $235-285M Gross Margins 47-48% Operating Spending $55-57M (20-23%) Adjusted EBITA 25-29% GAAP EPS $0.92-$1.32 Non-GAAP EPS $1.00-$1.40 Note: Guidance is for Veeco’s Continuing Operations See reconciliation to GAAP at end of presentation

MaxBright MOCVD System – Spectacular Market Acceptance Since Q1 Launch

- **>$100 million** in MaxBright systems booked in Q2
- Delivered six MaxBrights to key customers in Q2, as planned
- Installed MaxBright in Taiwan Tech Center opening in August
- Orders received from top accounts across the globe
- Most productive tool on the market
- Well positioned for additional market share gains

MaxBright

Lowest Cost of Ownership

Highest throughput

Highest capacity

Highest footprint efficiency

Highest capital efficiency


TurboDisc
MaxBright
Veeco

14 Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.

Veeco

July 2011 Ministry of Science & Technology Announcement  Increases China’s 2015 LED Goal to 30% of Lighting  China Update: Short-Term Challenges Do Not Dampen Long-Term Opportunity  Many MOCVD deals still on the table Longer “order-to-revenue” cycle times persist Facility readiness issues  Credit market tightening  Commitment to LED intact: National goal to achieve long-term sustainable economic growth LED lighting is one of 7 key emerging strategic industries China likely to focus next on stimulating internal demand

South Korea to Accelerate LED Lighting Adoption: “20-60 Plan” 2006: LED Lighting 15/30 Dissemination Project 2.5% (public buildings 5.0%) 30% (public buildings 60%) 60% (public buildings 100%) 2008: LED Industry Development Strategy June 2011: Stimulating Green LED Lighting Popularization Plan Source: LEDinside, Daiwa 6/9/2011, Displaybank 6/11/2011 Korean government could spend $1B 2011-2020 to reach target  Long-term growth driver for LED lighting All Korean customers have MaxBright Veeco well positioned in Korea for further gains in next capex cycle  LED Lighting Penetration Rate Roadmap 2010 2015 2020

Japan: LED Lighting Adoption Accelerating



- LED light bulb sales reached ~44% in June
  - March earthquake accelerated sales due to restrictions on electricity consumption
  - For the first time…LED light bulb sales surpass incandescent bulbs in Japan
- "Eco-point" program could be revived in 2H11
  - "Points" for buying environmentally-friendly products
  - Expect further boost in LED light bulb demand

- LED bulb sales have surpassed incandescent bulbs in Japan
- Korean and Taiwanese LED suppliers are expected to benefit from increased Japan demand

Source: LEDinside; Primasia 7/18/2011; Samsung 7/19/2011

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Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.

Closer to the Tipping Point For SSL Adoption… HB LED ASPs are Falling Faster than Expected



High Power LED Price per Watt
Price per Watt (USD/W)
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
-20% YoY
-50% YoY
Price (Avg.) [100-120 lm/W]
Haitz Law Trend (1973-2009)
CQ1'10
CQ2'10
CQ3'10
CQ4'10
CQ1'11
CQ2'11

- High power LED ASPs have dropped ~50% YoY
- Much faster than Haitz Law historical trend ~20% YoY
- Analysts expect:
  - ~5-10% QoQ in CQ3-11
  - ~30% YoY in 2011

- Declining LED prices will drive more adoption & accelerate SSL growth
- Veeco tool performance plays a key part in enabling cost reduction

Source: LEDinside, Deutsche Bank 7/5/2011, Jefferies 7/7/2011, Lazard 7/8/2011, HSBC 7/12/2011

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Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.

Veeco

LED Lighting Already Driving Our Growth  2010 Veeco MOCVD Shipments >330 Lighting  Backlighting  Backlighting & Lighting  Others Backlighting  Others Lighting  Backlighting & Lighting  2011 1H Veeco MOCVD Shipments >190 MOCVD shipments for lighting grew to over 50% in 1H 2011 48% 14% 28% 10% 28% 43% 23% 6%

Growth Outlook While short-term is uncertain... there is a fantastic growth opportunity ahead of us as LED market adoption increases in 2012 & 2013 Ban the bulb legislation in US and Europe Japan’s move to stimulate LED adoption Significant investment by Korean and Taiwanese leaders who are already introducing lighting products in the sub-$15 range China continues to invest in energy; the 12th five year plan highlighted LED as a policy focus Veeco will perform well through any short-term fluctuations in business: we are now a “debt-free” company with significant cash and a highly variable cost model On Track to Deliver >$1 Billion in Revenue and >$5.25 in Non-GAAP EPS

Q&A Session

Financial Tables

Q2 & 1H 2011 Income Statement

Condensed Consolidated Statements of Income
(In thousands, except per share data)
(Unaudited)

	Three months ended June 30, 2011	Three months ended June 30, 2010	Six months ended June 30, 2011	Six months ended June 30, 2010
Net sales	$ 264,815	$ 221,389	$ 519,491	$ 356,139
Cost of sales	164,747	122,589	290,091	200,599
Gross profit	100,068	98,800	229,400	155,540
Operating expenses (income):				
Selling, general and administrative	28,838	20,557	52,771	38,283
Research and development	28,831	16,600	53,413	29,556
Amortization	1,489	1,238	2,624	2,476
Restructuring	11,125	-	11,125	(179)
Asset impairment	6,211	-	6,211	-
Other, net	(95)	525	(82)	350
Total operating expenses	76,399	38,920	126,062	70,486
Operating income	23,669	59,880	103,338	85,054
Interest expense, net	86	1,762	1,385	3,544
Loss on extinguishment of debt	3,045	-	3,349	-
Income from continuing operations before income taxes	20,538	58,118	98,604	81,510
Income tax provision	1,326	8,188	26,309	8,755
Income from continuing operations	19,212	49,930	72,295	72,755
Discontinued operations:				
(Loss) income from discontinued operations before income taxes	(397)	3,895	(895)	7,857
Income tax (benefit) provision	(391)	1,432	(448)	2,175
(Loss) income from discontinued operations	(6)	2,463	(447)	5,682
Net income	$ 19,206	$ 52,393	$ 71,848	$ 78,437
Income (loss) per common share:				
Basic:				
Continuing operations	$ 0.47	$ 1.26	$ 1.79	$ 1.85
Discontinued operations	-	0.06	(0.01)	0.15
Income	$ 0.47	$ 1.32	$ 1.78	$ 2.00
Diluted:				
Continuing operations	$ 0.45	$ 1.15	$ 1.69	$ 1.75
Discontinued operations	-	0.05	(0.01)	0.13
Income	$ 0.45	$ 1.20	$ 1.68	$ 1.88
Weighted average shares outstanding:				
Basic	40,998	39,761	40,433	39,283
Diluted	43,002	43,506	42,780	41,683

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Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.
Veeco

Q2 2011 Balance Sheet Condensed Consolidated Balance Sheets (In thousands) June 30, December 31, 2011 2010 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 197,668 $ 245,132 Short-term investments 380,506 394,180 Restricted cash 54,484 76,115 Accounts receivable, net 128,000 150,528 Inventories, net 113,339 108,487 Prepaid expenses and other current assets 69,880 34,328 Assets held for sale 2,341 - Deferred income taxes, current 7,000 13,803 Total current assets 953,218 1,022,573 Property, plant and equipment, net 62,397 42,320 Goodwill 67,107 52,003 Deferred income taxes 2,998 9,403 Other assets, net 34,723 21,735 Total assets $ 1,120,443 $ 1,148,034 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 60,046 $ 32,220 Accrued expenses and other current liabilities 195,017 183,010 Deferred profit 3,948 4,109 Income taxes payable 4,193 56,369 Liabilities of discontinued segment held for sale 5,359 5,359 Current portion of long-term debt 238 101,367 Total current liabilities 268,801 382,434 Long-term debt 2,532 2,654 Other liabilities 306 434 Total liabilities 271,639 385,522 Equity 848,804 762,512 Total liabilities and equity $ 1,120,443 $ 1,148,034

Q2 and 1H 2011 GAAP Reconciliation

Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three months ended June 30,				Six months ended June 30,			
	2011		2010		2011		2010	
Adjusted EBITA								
Operating income	$ 23,669		$ 59,880		$ 103,338		$ 85,054	
Adjustments:								
Amortization	1,489		1,238		2,624		2,476	
Equity-based compensation	4,063		2,523		7,161		4,389	
Restructuring	11,125	(4)	-		11,125	(4)	(179)	(1)
Asset impairment	6,211	(4)	-		6,211	(4)	-	
Inventory write-off	33,375	(4)	-		33,375	(4)	-	
Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA")	$ 79,932		$ 63,641		$ 163,834		$ 91,740	
Non-GAAP Net Income								
Net income from continuing operations (GAAP basis)	$ 19,212		$ 49,930		$ 72,295		$ 72,755	
Non-GAAP adjustments:								
Amortization	1,489		1,238		2,624		2,476	
Equity-based compensation	4,063		2,523		7,161		4,389	
Restructuring	11,125	(4)	-		11,125	(4)	(179)	(1)
Loss on extinguishment of debt	3,045		-		3,349		-	
Asset impairment	6,211	(4)	-		6,211	(4)	-	
Inventory write-off	33,375	(4)	-		33,375	(4)	-	
Non-cash portion of interest expense	490	(2)	780	(2)	1,260	(2)	1,501	(2)
Income tax effect of non-GAAP adjustments	(21,375)	(3)	(13,736)	(3)	(23,213)	(3)	(22,639)	(3)
Non-GAAP Net Income	$ 57,635		$ 40,715		$ 114,187		$ 58,303	
Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS")	$ 1.34		$ 0.94		$ 2.67		$ 1.40	
Diluted weighted average shares outstanding	43,002		43,506		42,780		41,683	

(1) During the first quarter of 2010, we recorded a restructuring credit of $0.2 million associated with a change in estimate.

(2) Adjustment to exclude non-cash interest expense on convertible subordinated notes.

(3) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method, at a 30.25% effective rate forecasted for the full year, to determine the income tax effect of non-GAAP adjustments. During the second quarter of 2010 we provided for income taxes at a 35% statutory rate to determine the income tax effect of non-GAAP adjustments.

(4) During the second quarter of 2011, we recorded a $6.2 million asset impairment charge related to long-lived assets, a $33.4 million inventory write-off and a $11.1 charge for settlement of contracts in our Solar business due to the discontinuance of our CIGS solar systems business. The inventory write-off was included in cost of sales in the GAAP income statement.

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Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.
Veeco

Q3 2011 Guidance Reconciliation Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) Guidance for the three months ending September 30, 2011 LOW HIGH Adjusted EBITA Operating income $ 54,200 $ 77,725 Adjustments: Amortization 1,278 1,278 Equity-based compensation 3,535 3,535 Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ 59,013 $ 82,538 Non-GAAP Net Income Net income from continuing operations (GAAP basis) $ 38,125 $ 54,605 Non-GAAP adjustments: Amortization 1,278 1,278 Equity-based compensation 3,535 3,535 Income tax effect of non-GAAP adjustments (1,619) (1) (1,690) (1) Non-GAAP Net Income $ 41,319 $ 57,728 Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS") $ 1.00 $ 1.40 Diluted weighted average shares outstanding 41,250 41,250 (1) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method, at a 30.25% effective rate forecasted for the full year, to determine the income tax effect of non-GAAP adjustments.

Q2 and 1H 2011 Segment Data

Segment Bookings, Revenues, and Reconciliation
of Operating Income (Loss) to Adjusted EBITA (Loss)
(In thousands)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,	
	2011	2010	2011	2010
LED & Solar				
Bookings	$ 273,282	$ 260,439	$ 471,547	$ 472,102
Revenues	$ 219,135	$ 185,647	$ 433,833	$ 297,152
Operating income	$ 17,907	$ 55,930	$ 90,179	$ 83,025
Amortization	1,108	796	1,822	1,592
Equity-based compensation	1,238	671	2,215	1,138
Restructuring	11,125	-	11,125	-
Asset impairment	6,211	-	6,211	-
Inventory write-off	33,375	-	33,375	-
Adjusted EBITA	$ 70,964	$ 57,397	$ 144,927	$ 85,755
Data Storage				
Bookings	$ 37,546	$ 50,025	$ 70,161	$ 76,397
Revenues	$ 45,680	$ 35,742	$ 85,658	$ 58,987
Operating income	$ 12,342	$ 8,914	$ 23,902	$ 11,372
Amortization	356	383	719	766
Equity-based compensation	352	308	660	523
Restructuring	-	-	-	(179)
Adjusted EBITA	$ 13,050	$ 9,605	$ 25,281	$ 12,482
Unallocated Corporate				
Operating loss	$ (6,580)	$ (4,964)	$ (10,743)	$ (9,343)
Amortization	25	59	83	118
Equity-based compensation	2,473	1,544	4,286	2,728
Adjusted loss	$ (4,082)	$ (3,361)	$ (6,374)	$ (6,497)
Total				
Bookings	$ 310,828	$ 310,464	$ 541,708	$ 548,499
Revenues	$ 264,815	$ 221,389	$ 519,491	$ 356,139
Operating income	$ 23,669	$ 59,880	$ 103,338	$ 85,054
Amortization	1,489	1,238	2,624	2,476
Equity-based compensation	4,063	2,523	7,161	4,389
Restructuring	11,125	-	11,125	(179)
Asset impairment	6,211	-	6,211	-
Inventory write-off	33,375	-	33,375	-
Adjusted EBITA	$ 79,932	$ 63,641	$ 163,834	$ 91,740

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Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.

Earnings Conference Call 7/28/11